EXHIBIT (a)(1)(ii)
                                                              ------------------

                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                         OF REDWOOD MICROCAP FUND, INC.
                                 PURSUANT TO THE
                 OFFER TO PURCHASE FOR CASH DATED APRIL 25, 2005
                                       BY
                               GIBBS HOLDINGS, LLC
                     AT A PURCHASE PRICE OF $1.60 PER SHARE


THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., DENVER TIME, ON MAY 25, 2005, UNLESS THE TENDER OFFER IS EXTENDED.

                     THE DEPOSITARY FOR THE TENDER OFFER IS:
                        COMPUTERSHARE TRUST COMPANY, INC.

       BY MAIL:            BY FACSIMILE TRANSMISSION:       BY HAND OR OVERNIGHT
    P.O. Box 1596        For Eligible Institutions Only:          COURIER:
Denver, CO 80201-1596            (303) 262-0606              350 Indiana Street
                             For Confirmation Only:              Suite 850
                            Telephone: (800) 962-4284         Golden, CO 80401\

THE OFFER TO PURCHASE AND THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO REDWOOD MICROCAP FUND, INC., GIBBS HOLDINGS, LLC, OR DIANE ALLEN, THE INFORMATION AGENT, WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE, WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

---------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------
                                                                                 SHARES TENDERED
------------------------------------------------------ --------------------------------------------------------------------
NAMES AND ADDRESS(ES) OF REGISTERED HOLDER(S)                SHARE              TOTAL NUMBER OF SHARES         NUMBER OF
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)             CERTIFICATE            REPRESENTED BY SHARE           SHARES
 APPEAR(S) ON SHARE CERTIFICATE(S) TENDERED)                NUMBERS*               CERTIFICATE(S)*             TENDERED**
------------------------------------------------------ -------------------- ------------------------------ ----------------

                                                       -------------------- ------------------------------ ----------------

                                                       -------------------- ------------------------------ ----------------

                                                       -------------------- ------------------------------ ----------------

                                                       -------------------- ------------------------------ ----------------

                                                       -------------------- ------------------------------ ----------------

                                                       -------------------- ------------------------------ ----------------

                                                       -------------------- ------------------------------ ----------------

                                                       -------------------- ------------------------------ ----------------

------------------------------------------------------ -------------------- ------------------------------ ----------------
Total Shares Tendered:
------------------------------------------------------ -------------------- ------------------------------ ----------------

[_] Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. A bond will be required to be posted by the stockholder to secure against the risk that the certificates may be subsequently recirculated. Upon receipt of this letter, the Depositary will send you an affidavit of loss and further instructions as to the determination of the requirement for posting of a bond. See Instruction 12.

* Does not need to be completed by stockholders delivering shares by book-entry transfer.

** If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary (as defined in the Offer to Purchase), or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the depositary at The Depository Trust Company, referred to as the "book-entry transfer facility," pursuant to Section 3 of the Offer to Purchase.

Stockholders who desire to tender shares under the tender offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the "expiration date" (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the depositary before the expiration date, may tender their shares according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2.

If you want to retain your shares, you do not need to take any action.

IN ANY EVENT, YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL. LIST ABOVE THE CERTIFICATE NUMBERS AND NUMBER OF SHARES TO WHICH THIS LETTER OF TRANSMITTAL RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, LIST THE CERTIFICATE NUMBERS TENDERED ON A SEPARATELY EXECUTED AND SIGNED SCHEDULE AND AFFIX THE SCHEDULE TO THIS LETTER OF TRANSMITTAL. THE NAMES AND ADDRESSES OF THE HOLDERS SHOULD BE PRINTED, IF NOT ALREADY PRINTED ABOVE, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY. THE SHARES THAT THE UNDERSIGNED WISHES TO TENDER SHOULD BE INDICATED IN THE APPROPRIATE BOXES.

================================================================================
                               BOOK-ENTRY TRANSFER
                               (SEE INSTRUCTION 2)


[_] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution(s):___________________________________________

Account Number:________________________________________________________________

Transaction Code Number:_______________________________________________________


================================================================================






================================================================================
                            PRIOR GUARANTEED DELIVERY
                               (SEE INSTRUCTION 2)

[_] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):_______________________________________________

Window Ticket Number (if any):_________________________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________

Name of Institution which Guaranteed Delivery:_________________________________

Account Number (if delivered by Book-Entry Transfer):__________________________

Transaction Code Number:_______________________________________________________


[_] CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR DESTROYED CERTIFICATES. (SEE INSTRUCTION 2)
================================================================================

To COMPUTERSHARE TRUST COMPANY, INC.:

The undersigned hereby tenders to Gibbs Holdings, LLC, an Oklahoma limited liability company ("Holdings"), the above-described shares of Redwood Microcap Fund, Inc. ("Redwood") common stock, par value $0.001 per share, at $1.60 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Holdings' Offer to Purchase, dated April 25, 2005, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Holdings all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the tender offer to or upon the order of Holdings and hereby irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (with the full knowledge that the depositary also acts as the agent of Holdings), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(a) deliver certificates representing such shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Redwood's, upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to such shares;

(b) present certificates for such shares for cancellation and transfer on Redwood's books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the tender offer.

The undersigned hereby covenants, represents and warrants to Holdings that:

(a) the undersigned understands that tendering shares under any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

(b) when and to the extent Holdings accepts the shares for purchase, Holdings will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

(c) on request, the undersigned will execute and deliver any additional documents the depositary or Holdings deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

(d)  the undersigned agrees to all of the terms of the tender offer.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at the purchase price of $1.60 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Holdings may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered. The undersigned understands that certificate(s) for any shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above.

The undersigned understands that acceptance of shares by Holdings for payment will constitute a binding agreement between the undersigned and Holdings upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that no interest will be paid on the purchase price for tendered shares regardless of any extension of the tender offer or any delay in making such payment.

The check for the aggregate net purchase price for such of the tendered shares as are purchased by Holdings will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

================================================================================
                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)
To be completed ONLY if certificates for shares not tendered, and/or any check for the purchase price are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue [_] check:

[_] share certificate(s) to:

Name(s):_______________________________________
                                                 (PLEASE PRINT)
        _______________________________________

Address:_______________________________________________________________________
        (INCLUDE ZIP CODE)

                 _____________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

[_] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

                               ___________________
                                (ACCOUNT NUMBER)
================================================================================

================================================================================
                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)
To be completed ONLY if certificates for shares not tendered, and/or any check for the purchase price are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Send [_] check:

[_] share certificate(s) to:

Name(s):_______________________________________
                                                 (PLEASE PRINT)

Address:_______________________________________________________________________

================================================================================

================================================================================
                                    IMPORTANT
               STOCKHOLDER(S) SIGN HERE (SEE INSTRUCTIONS 1 AND 5)
     (PLEASE ALSO COMPLETE AND RETURN SUBSTITUTE FORM W-9 CONTAINED HEREIN)


X _____________________________________

X _____________________________________
        SIGNATURE(S) OF HOLDER(S)

Dated:________________


(Must be signed by the registered holder(s) exactly as the name(s) of such holder(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):_____________________________________
                                              (PLEASE PRINT)
        _____________________________________

Capacity (full title): ___________________________________

Address:_______________________________________________________________________
                               (INCLUDE ZIP CODE)

                    _________________________________________
                      (DAYTIME AREA CODE AND TELEPHONE NO.)

                    _________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

================================================================================

================================================================================

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 5)


AUTHORIZED SIGNATURE

NAME(S): ________________________________

         ________________________________

TITLE: __________________________________

NAME OF FIRM: ___________________________

ADDRESS:_______________________________________________________________________
                               (INCLUDE ZIP CODE)

                    _________________________________________
                      (DAYTIME AREA CODE AND TELEPHONE NO.)

Dated: ___________

================================================================================

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                  FORMING PART OF THE TERMS OF THE TENDER OFFER

1.       GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

(b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act, each such entity, referred to as an "Eligible Institution."

In all other cases, signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signature on these documents may also need to be guaranteed. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the depositary, or if tenders are to be made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an Agent's Message (defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the depositary at the appropriate address set forth herein and must be received by the depositary before the expiration date. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

The term "Agent's Message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Holdings may enforce such agreement against such participant.

Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the depositary within three business days after receipt by the depositary of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the Notice of Guaranteed Delivery before the expiration date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

Holdings will not accept any alternative or contingent tenders, nor will it purchase any fractional shares except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate number and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate(s) are to be tendered, fill in the number of shares which are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificate(s) will be issued and sent to the registered holder(s) thereof, unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the depositary will be deemed to have been tendered.

5.       SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

(c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence to the depositary that is satisfactory to Holdings of their authority so to act.

6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Holdings will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. However, if:

(a) payment of the purchase price is to be made to any person other than the registered holder(s); or

(b) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal; or

(c) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s);

     the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or check(s) are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box captioned "Special Payment Instructions" and/or the box captioned "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.

8. IRREGULARITIES. All questions as to the price to be paid for the shares and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Holdings in its sole discretion, which determinations shall be final and binding on all parties. Holdings reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of Holdings, be unlawful. Holdings also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares or any particular stockholder, and Holding's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. In the event a condition is waived with respect to any particular stockholder, the same condition will be waived with respect to all stockholders. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Holdings shall determine. None of Holdings, the depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of

Guaranteed Delivery and other related materials may be directed to the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

10. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a stockholder or other payee pursuant to the tender offer must be withheld and remitted to the U.S. Internal Revenue Service ("IRS") unless the stockholder or other payee provides its taxpayer identification number ("TIN") (employer identification number or social security number) to the depositary (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the depositary that it is not subject to backup withholding. If the depositary is not provided with the correct TIN, the tendering stockholder also may be subject to penalties imposed by the IRS. The box in Part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the depositary is not provided with a TIN prior to payment, the depositary will withhold 28% on all such payments. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, certain Non-United States Holders (as defined below) and some corporations) are not subject to these backup withholding requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that stockholder's exempt status. Such statement can be obtained from the depositary.

11. WITHHOLDING ON NON-UNITED STATES HOLDERS. Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, the depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such holder's agent unless the depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-United States Holder's conduct of a trade or business within the United States. For this purpose, a "Non-United States Holder" is any stockholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and
(b) one or more U.S. persons have the authority to control all of the substantial decisions of the trust, or certain trusts considered U.S. persons for federal income tax purposes. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8BEN (or other applicable IRS Form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the depositary a properly completed and executed IRS Form W-8ECI. The depositary will determine a stockholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

12. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If you are unable to locate the Certificate(s) representing your shares, check the box on page 2 and submit this Letter of Transmittal to the Depositary. The Depositary will mail you instructions on the procedures to follow. You should submit this Letter of Transmittal promptly so that you can timely deliver an affidavit of lost certificate and other required document(s) to the Depositary before the expiration date.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE 5:00 P.M., DENVER TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION


Under the Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to shares purchased pursuant to the tender offer may be subject to backup withholding of 28%.

Certain stockholders including, among others, certain corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a Non-United States Holder to qualify as an exempt recipient, such stockholder must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such stockholder's exempt status. The appropriate Form W-8 can be obtained from the depositary. Exempt stockholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Deputy. See the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the tender offer, the stockholder is required to notify the depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

The stockholder is required to give the depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the depositary is not provided with a TIN by the time for payment, the depositary will withhold 28% of all payments of the purchase price to such stockholder.

               ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

======================================================================================================================
                                  PAYOR'S NAME:
                        COMPUTERSHARE TRUST COMPANY, INC.

SUBSTITUTE FORM W-9             PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT                      Social Security
Department of the Treasury      THE RIGHT AND CERTIFY BY SIGNING AND DATING                            Number OR
Internal Revenue Service        BELOW:                                                                  Employer
                                                                                                     Identification
PAYOR'S REQUEST FOR             Name:_____________________________________________                      Number:
TAXPAYER
IDENTIFICATION                  Address:__________________________________________                   ______________
NUMBER ("TIN")
                                City, State, Zip Code:____________________________

                                ======================================================================================
                                PART 2 - CERTIFICATION                                             For Payees exempt
                                Under penalties of perjury, I certify that:                        from back-up
                                (1) The number shown on this form is my correct TIN (or I am       withholding,
                                waiting for a number to be issued to me);                          check the Exempt
                                (2) I am not subject to backup withholding because:  (a)  am       box below:
                                exempt from backup withholding, or (b) I have not been notified
                                by the Internal Revenue Service (the "IRS") that I am subject to   [  ] Exempt
                                backup withholding as a result of a failure to report all
                                interest on dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                                (3) I am a U.S. person (including a U.S. resident alien).

                                CERTIFICATION INSTRUCTIONS-- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup
                                withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).  (Also see the instructions in the enclosed
                                guidelines.)  The IRS does not require your consent to any provision of this document other than the certifications
                                required to avoid backup withholding.
                                Signature:__________________________________________               Date:__________

======================================================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the depositary by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: ____________________________  Date: ___________

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.

Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

PURPOSE OF FORM

A person who is required to file an information return with IRS must obtain your correct taxpayer identification number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),

2.    Certify you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2.    The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is Backup Withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if:

1.    You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions below for details), or

3.    The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below.

PENALTIES

FAILURE TO FURNISH YOUR TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

EXEMPT FROM BACKUP WITHHOLDING

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

EXEMPT PAYEES. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2.    The United States or any of its agencies or instrumentalities;

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:

6.    A corporation;

7.    A foreign central bank of issue;

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9. A futures commission merchant registered with the Commodity Futures Trading Commission;

10.   A real estate investment trust;

11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

12.   A common trust fund operated by a bank under section 584(a);

13.   A financial institution;

14.   A middleman known in the investment community as a nominee or custodian;
      or

15.   A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

   IF THE PAYMENT IS FOR:                THEN THE PAYMENT IS EXEMPT FOR:

Interest and dividend                 All exempt payments recipients except
                                      for 9

Broker transactions                   Exempt recipients 1 through 13.  Also, a
                                      person registered under the Investment
                                      Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and      Exempt recipients 1 through 5
patronage dividends

Payments over $600 required to be     Generally, exempt recipients 1
reported and direct sales over        through 7 (2)
$5,000 (1)

1.    See Form 1099-MISC. Miscellaneous Income, and its instructions.

2. However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments; attorneys' fees; and payments for services paid by a Federal executive agency.

                  PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How To Obtain a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner, enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

HOW TO OBTAIN A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

                             PART II. CERTIFICATION

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. For a joint account, only the person whose TIN is shown in
Part I should sign. Exempt recipients, see Exempt From Backup Withholding above.

What Name and Number To Give the Requester
------------------------------------------

         FOR THIS TYPE OF ACCOUNT                                GIVE NAME AND SSN OF:
1.     Individual                                            The individual

2.     Two or more individuals (joint account)               The actual owner of the account or, if combined funds,
                                                             the first individual on the account (1)

3.     Custodian account of a minor (Uniform Gift            The minor (2)
       to Minors Act)

4.     a. The usual revocable saving trust (grantor is       The grantor-trustee (1)
          also trustee)

       b. So-called trust account that is not a legal or     The actual owner (3)
          valid trust under state law

5.     Sole proprietorship or single-owner LLC               The owner (3)

         FOR THIS TYPE OF ACCOUNT:                               GIVE THE NAME AND EIN OF:

6.     Sole proprietorship or single owner LLC               The owner (3)

7.     A valid trust, estate, or pension trust               Legal entity (4)

8.     Corporate or LLC electing corporate status on         The corporation
       Form 8832

9.     Association, club, religious, charitable,             The organization
       educational, or other tax-exempt organization

10.    Partnership or multi-member LLC                       The partnership

11.    A broker or registered nominee                        The broker or nominee

12.    Account with the Department of Agriculture            The public entity
       in the name of a public entity (such as a state
       or local government, school district, or
       prison) that receives agricultural program
       payments

      1. List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished

      2.    Circle the minor's name and furnish the minor's SSN.

      3. You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

      4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Questions and requests for assistance may be directed to the Information Agent at its addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent. Stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the tender offer.

                 THE INFORMATION AGENT FOR THE TENDER OFFER IS:

                                   DIANE ALLEN
                              16 E STREET SOUTHWEST
                             ARDMORE, OKLAHOMA 74301
                              580-226-6700 EXT 207